UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

July 12, 2006

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement
In accordance with the American Eagle Outfitters, Inc. (the "Company") 2005 Stock Award and Incentive Plan, the Compensation Committee of the Company's Board of Directors approved the American Eagle Outfitters, Inc. Restricted Stock Exchange and Deferral Agreement (the "Agreement") on July 12, 2006. The form of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
10.1*	Form of Restricted Stock Exchange and Deferral Agreement

* Such Exhibit is being filed pursuant to Item 1.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: July 18, 2006	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Form of Restricted Stock Exchange and Deferral Agreement

* Such Exhibit is being filed pursuant to Item 1.01 of the Current Report on Form 8-K.